                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                November 30, 2001
                        (Date of earliest event reported)


                             MARTIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




                 0-26228                               63-0133054
----------------------------------------    ------------------------------------
          (Commission File No.)             (IRS Employer Identification No.)




        301 East Tennessee Street
            Florence, Alabama                             35630
----------------------------------------    ------------------------------------
(Address of principal executive offices)               (Zip Code)



                                 (256) 767-0330
                   -----------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

         On November 30, 2001, Martin Industries, Inc., a Delaware corporation (the "Company"), completed the previously announced sale of certain assets constituting its Broilmaster premium gas barbeque grill business (the "Broilmaster Assets") to Empire Comfort Systems, Inc., an Illinois corporation ("Empire"). The sale of the Broilmaster Assets was effected pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated November 30, 2001, between the Company and Empire. The purchase price, which was determined by arm's length negotiation, was $4,970,000 in cash, of which $400,000 will be held in escrow accounts pending a final physical inventory and to make funds available for future product warranty claims and to meet indemnification requirements.

         The foregoing summary of the sale is qualified in its entirety by the Asset Purchase Agreement, which is incorporated by reference as Exhibit 2 attached hereto.

         The press release announcing the completion of the sale is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business to be Acquired.

                  Not applicable.


         (b)      Pro Forma Financial Information

                  The following unaudited pro forma condensed consolidated financial statements are filed with this report:

                  Pro Forma Condensed Consolidated Balance Sheet as of September 29, 2001

                  Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 29, 2001

                  Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2000

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  The following unaudited pro forma financial information should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and Quarterly Report on Form 10-Q for the quarter ended September 29, 2001. The following pro forma information is presented for illustrative purposes only and is not necessarily indicative of future operating results or financial position.

                  Basis of Presentation

                  The unaudited pro forma condensed consolidated balance sheet as of September 29, 2001, presents the consolidated financial position of the Company assuming that the disposition of the Broilmaster Assets had occurred on September 29, 2001. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000, and the nine months ended September 29, 2001, present the consolidated results of operations of the Company assuming the disposition had occurred as of January 1, 2000 and January 1, 2001, respectively. The historical statements of operations for the nine months ended September 29, 2001 and for the year ended December 31, 2000 have been presented on a discontinued operations basis.

                             MARTIN INDUSTRIES, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            As of September 29, 2001

                                     ASSETS

                                            Historical       Adjustments         Adjustments           Pro Forma
                                          --------------    -------------       -------------      ---------------
Current Assets:
   Cash and short-term investments        $        1,000        4,560,000  (1)    (4,500,000)  (9) $         1,000
   Accounts and notes receivable, less
     allowance for doubtful accounts of
     $1,470,000 and $1,634,000,
     respectively                              7,861,000                                                 7,861,000
   Inventories                                12,321,000       (2,055,000) (2)                          10,266,000
   Prepaid expenses and other assets             736,000                                                   736,000
                                          --------------    -------------       ------------       ---------------

     Total current assets                     20,919,000        2,505,000         (4,560,000)           18,864,000
                                          --------------    -------------       ------------       ---------------

   Property, plant and equipment, net         11,296,000         (306,000) (3)                          10,990,000
   Goodwill, net of accumulated
     amortization of $269,000 and
     $246,000, respectively                      423,000                                                   423,000
   Cash value of life insurance                  161,000                                                   161,000
   Other                                         168,000          150,000  (4)                             318,000
                                          --------------    -------------       ------------       ---------------

     Total non-current assets                    752,000          150,000                                  902,000
                                          --------------    -------------       ------------       ---------------

     Total assets                         $   32,967,000        2,349,000         (4,560,000)      $    30,756,000
                                          ==============    =============       ============       ===============


         The accompanying notes are an integral part of this unaudited pro forma condensed consolidated balance sheet.

                             MARTIN INDUSTRIES, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            As of September 29, 2001

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                            Historical       Adjustments         Adjustments             Pro Forma
                                          --------------    -------------       -------------        ---------------

LIABILITIES
   Current Liabilities:

     Short-term borrowings                $    9,095,000                          (2,637,000)  (10)   $    6,458,000
     Current portion of long-term debt         3,142,000                          (1,908,000)  (11)        1,234,000
     Accounts payable                          7,789,000                                                   7,789,000
     Accrued liabilities:
       Payroll and employee benefits           1,769,000           72,000  (5)                             1,841,000
       Product liability                         946,000                                                     946,000
       Warranty                                  658,000         (201,000) (6)                               457,000
       Workers' compensation                     825,000                                                     825,000
       Other                                   1,039,000          305,000  (7)        (8,000)  (12)        1,336,000
                                          --------------    -------------       ------------         ---------------

         Total current liabilities            25,263,000          176,000         (4,553,000)             20,886,000
                                          --------------    -------------       ------------         ---------------

Deferred compensation                          1,778,000                                                   1,778,000
                                          --------------    -------------       ------------         ---------------

       Total liabilities                      27,041,000          176,000         (4,553,000)             22,664,000
                                          --------------    -------------       ------------         ---------------

STOCKHOLDERS' EQUITY
   Preferred stock, $0.01 par value;
     1,000,000 shares authorized; no
     shares issued and outstanding                     0                                                           0
   Common Stock, $0.01 par value;
     20,000,000 shares authorized;
     9,767,032 shares issued at
     September 29, 2001 and
     9,764,802 at December 31, 2000               98,000                                                      98,000
   Paid-in-capital                            26,026,000                                                  26,026,000
   Accumulated deficit                       (13,879,000)       2,173,000  (8)        (7,000)  (13)      (11,713,000)
   Accumulated other comprehensive loss       (1,038,000)                                                 (1,038,000)
                                          --------------    -------------       ------------           -------------

                                              11,207,000        2,173,000             (7,000)             13,373,000

Less:
Treasury stock at cost (1,192,145
   shares at September 29, 2001 and
   at December 31, 2000)                       3,789,000                                                   3,789,000
Unearned compensation                          1,492,000                                                   1,492,000
                                          --------------    -------------       ------------         ---------------

   Total stockholders' equity                  5,926,000        2,173,000             (7,000)              8,092,000
                                          --------------    -------------       ------------         ---------------

   Total liabilities and stockholders'
     equity                               $   32,967,000        2,349,000         (4,560,000)        $    30,756,000
                                          ==============    =============       ============         ===============

         The accompanying notes are an integral part of this unaudited pro forma condensed consolidated balance sheet.

         Pro Forma Adjustments

         The following notes describe the adjustments included in the accompanying unaudited pro forma condensed consolidated balance sheet:


(1) To reflect the cash received from Empire for the sale of the Broilmaster Assets.

(2)      To reflect the reduction in inventory sold to Empire.

(3) To reflect the reduction in fixed assets net of depreciation sold to Empire.

(4)      To reflect $400,000 held in escrow less $250,000 deemed unrecoverable.

(5) To reflect severance accrual associated with the decreased size of the business.

(6) To reflect reduction in warranty liability due to the funds held in escrow.

(7) To reflect liabilities incurred as a result of the sale, including transaction and legal fees.

(8)      To reflect the estimated gain on the sale.

(9)      To reflect distribution of cash received from sale.

(10)     To reflect pay down of short-term borrowings.

(11)     To reflect pay off of term loan.

(12)     To reflect pay off of the interest associated with the term loan.

(13)     To reflect the estimated loss on distribution of funds.

                             MARTIN INDUSTRIES, INC.
              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                  OF OPERATIONS
                  For the Nine-Months Ended September 29, 2001



                                                         Historical         Adjustments             Pro Forma
                                                     ----------------    -----------------       ---------------
NET SALES                                            $     39,052,000         8,179,000   (1)        30,873,000

Cost of sales                                              38,006,000         7,604,000   (2)        30,402,000
                                                     ----------------    --------------          --------------

GROSS PROFIT                                                1,046,000           575,000                 471,000
                                                     ----------------    --------------          --------------

Operating expenses:
   Selling                                                  5,512,000         1,290,000   (3)         4,222,000
   General and administrative                               4,796,000         1,122,000   (3)         3,674,000
   Non-cash ESOP compensation                                 118,000                 0                 118,000
                                                     ----------------    --------------          --------------

                                                           10,426,000         2,412,000               8,014,000
                                                     ----------------    --------------          --------------

OPERATING LOSS                                             (9,380,000)       (1,837,000)             (7,543,000)

Interest expense                                              952,000           223,000   (4)           729,000
Interest and other income                                     (50,000)                0                 (50,000)
                                                     ----------------    --------------          --------------

LOSS FROM CONTINUING OPERATIONS BEFORE
   INCOME TAXES                                           (10,282,000)       (2,060,000)             (8,222,000)

Provision for income taxes                                          0                 0                       0
                                                     ----------------    --------------          --------------

LOSS FROM CONTINUING OPERATIONS                  $    (10,282,000)   $   (2,060,000)             (8,222,000)
                                                     ----------------    --------------          --------------

DISCONTINUED OPERATIONS:

Loss from discontinued operations, net of tax                                                        (2,060,000)

Gain on sale of discontinued operations, net of tax                                                   2,166,000
                                                                                                 --------------
Gain from discontinued operations                                                                       106,000
                                                                                                 --------------

NET LOSS                                                                                             (8,116,000)
                                                                                                 ==============

BASIC AND DILUTED PER SHARE DATA:

Loss from continuing operations                                                                  $        (1.02)
Gain from discontinued operations                                                                          0.01
                                                                                                 --------------

Net loss                                                                                         $        (1.01)
                                                                                                 ==============

Weighted average number of common
   shares outstanding                                                                                 8,009,054
                                                                                                 ==============



     The accompanying notes are an integral part of this unaudited pro forma condensed consolidated statement of operations.

         Pro Forma Adjustments

         The following notes describe the adjustments included in the accompanying unaudited pro forma condensed consolidated statement of operations:

         (1)      To reflect reduction in net sales due to sale of Broilmaster
                  Assets.

         (2) To reflect reduction in cost of sales due to sale of Broilmaster Assets.

         (3) To reflect reduction in selling and administrative expenses due to sale of Broilmaster Assets.

         (4) To reflect reduction in interest expense due to the settlement of long-term debt and decreased short-term borrowing activity.

                             MARTIN INDUSTRIES, INC.
              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                  OF OPERATIONS
                      For the Year Ended December 31, 2000



                                                         Historical         Adjustments            Pro Forma
                                                     ----------------    -----------------       --------------

NET SALES                                            $     63,680,000        16,300,000   (1)        47,380,000

Cost of sales                                              62,629,000        14,687,000   (2)        47,942,000
                                                     ----------------    --------------          --------------

GROSS PROFIT (LOSS)                                         1,051,000         1,613,000                (562,000)
                                                     ----------------    --------------          -------------

Operating expenses:
   Selling                                                  8,758,000         2,242,000   (3)         6,516,000
   General and administrative                               9,633,000         2,466,000   (3)         7,167,000
   Non-cash ESOP compensation                                 458,000                 0                 458,000
   Restructure credit                                        (100,000)                0                (100,000)
   Impairment charge                                        1,379,000                 0               1,379,000
                                                     ----------------    --------------          --------------

                                                           20,128,000         4,708,000              15,420,000
                                                     ----------------    --------------          --------------

OPERATING LOSS                                            (19,077,000)       (3,095,000)            (15,982,000)

Gain on sales of assets                                    (1,039,000)                0              (1,039,000)
Interest expense                                              960,000           246,000   (4)           714,000
Interest and other income                                    (175,000)                0                (175,000)
                                                     ----------------    --------------          --------------

LOSS FROM CONTINUING OPERATIONS BEFORE
   INCOME TAXES                                           (18,823,000)       (3,341,000)            (15,482,000)

Provision for income taxes                                  5,770,000           431,000               5,339,000
                                                     ----------------    --------------          --------------

LOSS FROM CONTINUING OPERATIONS                      $    (24,593,000)   $   (3,772,000)            (20,821,000)
                                                     ----------------    --------------          --------------

DISCONTINUED OPERATIONS:

Loss from discontinued operations, net of tax                                                        (3,772,000)
Gain on sale of discontinued operations, net of tax                                                   2,166,000
                                                                                                 --------------
                                                                                                     (1,606,000)
Loss from discontinued operations                                                                --------------

                                                                                                 --------------
NET LOSS                                                                                            (22,427,000)
                                                                                                 ==============

BASIC AND DILUTED PER SHARE DATA:

Loss from continuing operations                                                                  $        (2.70)
Loss from discontinued operations                                                                         (0.21)
                                                                                                 --------------

Net loss                                                                                         $        (2.91)
                                                                                                 ==============

Weighted average number of common
   shares outstanding                                                                                 7,703,315
                                                                                                 ==============


     The accompanying notes are an integral part of this unaudited pro forma condensed consolidated statement of operations.

                  Pro Forma Adjustments

                  The following notes describe the adjustments included in the accompanying unaudited pro forma condensed consolidated statement of operations:

                  (1) To reflect reduction in net sales due to sale of Broilmaster Assets.

                  (2) To reflect reduction in cost of sales due to sale of Broilmaster Assets.

                  (3) To reflect reduction in selling and general and administrative expenses due to sale of Broilmaster Assets.

                  (4) To reflect reduction in interest expense due to the settlement of long-term debt and decreased short-term borrowing activity.

         (c)      EXHIBITS.

                  Exhibit 2 Asset Purchase Agreement made the 30th day of November by and between Martin Industries, Inc., a Delaware corporation, and Empire Comfort Systems, Inc., an Illinois corporation. Schedules constituting forms of ancillary agreements and exhibits relating to the representations and warranties have not been filed; such schedules and exhibits will be filed supplementally upon the request of the Securities and Exchange Commission.

                  Exhibit 99.1      Press Release dated November 30, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             MARTIN INDUSTRIES, INC.
                                                  (Registrant)


Date: December 17, 2001             By      /s/ James W. Truitt
                                       ------------------------------------
                                                James W. Truitt
                                            Its Vice President and
                                            Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit                                     Description
-------                                     -----------

2                 Asset Purchase Agreement made the 30th day of November by and between Martin Industries, Inc., a Delaware corporation, and Empire Comfort Systems, Inc., an Illinois corporation.

99.1              Press Release dated November 30, 2001.